                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 2, 1998
                                                          ------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)

    Delaware                      1-7182                       13-2740599
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(State or other                 (Commission                 (I.R.S.Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)




World Financial Center, North Tower, New York, New York   10281-1220
--------------------------------------------------------------------

      (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-44173) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of October 1, 1993, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $10,000,000 aggregate principal amount of Medium-Term Notes, Series B due July 3, 2000 (Linked to the Common Stock of Travelers Group, Inc.) under the Indenture. The exhibits consist of the form of Note and the First Supplemental Indenture, dated as of June 1, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4)(a) First Supplemental Indenture, between Merrill Lynch & Co., Inc. and The Chase Manhattan Bank, dated as of June 1, 1998.

          (4)(b) Form of Merrill Lynch & Co., Inc.'s Medium-Term Notes, Series B due July 3, 2000 (Linked to the Common Stock of Travelers Group, Inc.).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                MERRILL LYNCH & CO., INC.
                                ------------------------------
                                         (Registrant)

                                By:/s/ Theresa Lang
                                   ---------------------------
                                           Theresa Lang
                                             Treasurer

Date: July 1, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED JULY 1, 1998



                                                 COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX

Exhibit No.   Description                                      Page
-----------   -----------                                      ----


(4)(a)        First Supplemental Indenture, between Merrill
              Lynch & Co., Inc. and The Chase Manhattan Bank, dated as of June 1, 1998.

(4)(b)        Form of Merrill Lynch & Co., Inc.'s Medium-Term
              Notes, Series B due July 3, 2000 (Linked to the
              Common Stock of Travelers Group, Inc.).